Putnam
Europe
Growth
Fund

ANNUAL REPORT
June 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* According to Lipper Analytical Services, Putnam Europe Growth Fund's class A share total return at net asset value for the year ended June 30, 1997, ranked fifth out of 65 European region funds, placing the shares in the top 8% in this category. *

* "Thanks to its conservative, value-conscious style . . . this fund is an excellent choice for investors looking for exposure to Europe."

                            -- Morningstar Mutual Funds, March 28, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

17 Financial statements

28 Results of February 6, 1997, Shareholder meeting

* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. These rankings vary over time and do not reflect the effects of sales charges. For periods ended 6/30/97, class A shares ranked 4 out of 29 and 2 out of 17 funds for 3- and 5-year performance, respectively; class B and class M shares ranked 12 and 10, respectively, out of 65 funds for 1-year performance, and class B shares ranked 8 of 29 funds for 3-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Europe Growth Fund continued to deliver positive performance during the fiscal year ended June 30, 1997, even as the region dealt with uncertainties over European Monetary Union, hesitant economic recovery, and political risk in the United Kingdom and France.

Your fund continues to make a name for itself within its universe of European region funds. As the accolades on the facing page demonstrate, this reputation rests on both performance and consistent pursuit of a conservative value-oriented investment style. While future results can never be assured, Putnam Management remains firm in its resolve to maintain the fund's heretofore successful investment style.

In the following report, your fund's managers review performance for the fiscal year that has just concluded, and discuss prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 20, 1997



Report from the Fund Managers
Mark D. Pollard
Justin M. Scott
Omid Kamshad

Putnam Europe Growth Fund continued to execute its conservative value-oriented style effectively during the fiscal year ended June 30, 1997, as demonstrated by the inclusion of its class A shares among the top 8% of the Europe region funds ranked by Lipper Analytical Services for the period. The fund's class B and class M shares were included among the top 20%. Lipper rankings are based on total return at net asset value. Rankings over other periods are shown on page 2.

The fund closed the fiscal year with a total return of 28.49% for class A shares at net asset value, 21.10% at public offering price. These results compared with the 29.99% return for the MSCI Europe Index. For performance of other share classes and returns over longer periods, please turn to pages 9 and 10 of this report.

An important contributor to your fund's strong performance was its ongoing focus on Continental Europe and relatively moderate exposure to the United Kingdom. Early in the fund's fiscal year, we identified three factors that favored the markets and companies on the Continent. On the macroeconomic level, we anticipated that sluggish economic growth, restrictive fiscal policies, and low inflation would exert downward pressure on interest rates, creating a positive environment for equities. The pattern of generally weak European currencies, which helped boost the competitiveness and profits of European companies, was another trend that boded well for stocks. Finally, across Europe, we saw evidence of massive and ongoing restructuring, with an increasing proportion of these profits accruing to shareholders. All three developments have positively affected the performance of stocks throughout the region, and we are optimistic that this positive environment will persist in the months ahead.

* UNITED KINGDOM OUT OF STEP WITH REST OF EUROPE

Over your fund's fiscal year, the United Kingdom diverged sharply from Continental Europe politically, economically, and financially. Most important, in our view, has been Britain's decision to opt out of the first round of European Monetary Union (EMU). The plan to create a common European currency by January 1, 1999, has caused the currency weakness that we mentioned earlier, as it is generally expected that the common European currency, called the euro, will likely be weaker than some of the national currencies it is intended to replace. With Britain's decision not to participate in EMU, the British pound soared, dampening profits for British exporters whose goods became less competitive in global markets. In addition, the U.K. economy has been much stronger than others in Europe, necessitating increases in interest rates to preempt inflation pressures and creating a less supportive environment for equity valuations. Furthermore, the corporate re-engineering process -- which is unleashing so much value on the Continent -- is already well advanced in Britain, having commenced several years ago under the Thatcher government.

We have nevertheless begun to see signs of increasingly attractive valuations in certain U.K. stocks. Burmah Castrol, a global lubricants and specialty chemicals group in the fund's portfolio, now appears to offer outstanding value that should be unleashed when the British pound's strength comes to an end, as it surely will. In a nutshell, while the fundamental backdrop to the U.K. market still contains many uncertainties, the fund is likely to take this opportunity to add to its U.K. positions. Please note that while these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United Kingdom                     25.4%

France                             16.0%

Switzerland                        13.6%

The Netherlands                    12.8%

Germany                            10.0%

Footnote reads:
* Based on net assets as of 6/30/97. Allocations will vary over time.

* STRONG RESULTS IN SWITZERLAND AND THE NETHERLANDS

An extremely positive investment climate lifted share prices of a number of fund holdings based in Switzerland and the Netherlands. Philips Electronics, a Netherlands-based electronics firm has been a standout. The company has long provided sophisticated consumer electronics products to the global marketplace. However, it has not always been run with shareholders in mind -- a situation that is gradually changing. New senior management has refocused not only on strengthening operations but on improving capital efficiency, an emphasis that should continue to drive corporate performance and hence the company's share price in the months and years ahead. Also in the Netherlands, we have seen similar changes at Vendex International, a leading retailer. There, new management not only has focused on margin improvements within the competitive Dutch retailing business but has divested extraneous investments, businesses, and properties. In both examples, the renewed emphasis on achieving capital efficiency has been the driving force behind improved share prices.

A number of Swiss companies have also enjoyed a highly profitable year. Novartis, a pharmaceutical giant with global market share, is the result of a merger between Ciba-Geigy and Sandoz. The substantial benefits of that merger appear to be accruing ahead of schedule, and while Novartis's stock price has risen quite sharply, its valuation still appears modest relative to other global pharmaceutical groups. Elsewhere in Switzerland, we have added holdings in Union Bank of Switzerland, which has moved away from pure domestic operations and expanded into more profitable international fee-based businesses such as investment banking.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Philips Electronics N.V. (Netherlands)
Electronics and electrical equipment

Total Corp. ADR class B (France)
Oil and gas

International Nederlanden Groep (Netherlands)
Insurance and finance

Swiss Reinsurance Co. (Switzerland)
Insurance and finance

Deutsche Telekom  AG (Germany)
Telecommunications

Union Bank of Switzerland (Switzerland)
Insurance and finance

Vodafone Group PLC (United Kingdom)
Telecommunications

Ente Nazionale Idrocarburi SPA ADR (Italy)
Oil and gas

Elf Aquitane S.A. (France)
Oil and gas

Scottish Power PLC (United Kingdom)
Utilities

Footnote reads:
These holdings represent 25.9% of the fund's net assets as of 6/30/97. Portfolio holdings will vary over time.

* SELECTED FRENCH, GERMAN COMPANIES DEFY GENERAL ECONOMIC WEAKNESS

The past year has been difficult for the French and German economies, expectations of EMU participation have forced government spending down despite the tensions caused by the highest unemployment levels since the end of World War II. This has led to growing political pressures in both countries, particularly France where a Socialist coalition won a surprise election victory in June. Despite, or perhaps because of, this seemingly uninspiring backdrop, the stocks of many companies in France and Germany have performed very well. Recently, we have seen strength in newly privatized Deutsche Telekom (DT). The company has now completed an extended period of massive capital expenditures, thankfully financed by the German taxpayer. Now that DT is subject to the rigors of global equity markets, new management has slimmed down and refocused this spending program. We believe it can now look forward to far stronger cash flows in the periods ahead.

Many of your fund's French holdings have been quite strong throughout the fiscal year, despite market volatility following the June elections, and we remain optimistic about their prospects. Fund holding Compagnie Generale des Eaux, a major water and telecommunications provider, has an exceptional new management team with a newfound commitment to efficient use of capital and an emphasis on improved returns to shareholders. The fund also owns shares in the two French oil and gas groups, although each offers quite different attractions. Total is a story about exploration success and earnings growth. Elf Aquitaine represents the now familiar tale of corporate restructuring and the divestment of nonperforming assets. Each company, we believe, is well positioned for the future and continues to offer attractive valuation.

* OUTLOOK: CAUSE FOR OPTIMISM DESPITE SOME UNCERTAINTY

At the beginning of this report, we identified three trends that have been supporting European equities: economic and fiscal environment conducive to equity investment, relatively weak currencies that have contributed to enhanced corporate profitability and competitiveness, and continued restructuring at the corporate level with positive implications for shareholders. We believe these factors will continue to benefit the region's stocks. Nevertheless, there are some less positive scenarios, which include the prospect of currency appreciation against the yen and U.S. dollar if EMU falls apart or an easing in the resolve to continue the process of corporate restructuring as European economies gradually recover. Overall, however, we remain upbeat about many European markets and companies as your fund enters its new fiscal year.

Overriding all of the foregoing is the investment strategy we have pursued since the fund's inception, that of seeking out undervalued European companies by focusing on their long-term underlying worth. Our commitment to this strategy remains as clear as ever as the fund embarks on its new fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments. Funds that invest in a particular region involve more risk than diversified funds.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Europe Growth Fund is designed for investors seeking capital appreciation through investments primarily in common stocks and other securities of European companies.

TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1997

                                Class A          Class B          Class M
(inception date)                (9/7/90)         (2/1/94)        (12/1/94)
                              NAV     POP      NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      28.49%   21.10%  27.51%   22.51%  27.91%   23.40%
------------------------------------------------------------------------------
5 years                    120.02   107.29  112.25   110.25  115.80   108.26
Annual average              17.08    15.70   16.24    16.02   16.63    15.80
------------------------------------------------------------------------------
Life of fund               172.29   156.59  158.49   158.49  164.02   154.64
Annual average              15.85    14.84   14.96    14.96   15.32    14.71
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/97

                                         MSCI Europe              Consumer
                                            Index               Price Index
------------------------------------------------------------------------------
1 year                                      29.99%                  2.30%
------------------------------------------------------------------------------
5 years                                    100.03                  14.34
Annual average                              14.88                   2.72
------------------------------------------------------------------------------
Life of fund                               128.36                  21.81
Annual average                              12.85                   2.93
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. Class B share returns for the 1-year, 5-year and life of fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. Fund performance data do not take into account any adjustments for taxes payable on reinvested distributions and reflect an expense limitation in effect during the periods, where applicable. Without the limitation, results would have been lower. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/7/90
PLOT POINTS

              Fund's class A        MSCI Europe     Consumer Price
Date          shares at POP            Index            Index
------        --------------      --------------   --------------
9/7/90            9,425               10,000           10,000
6/30/91           9,792                9,318           10,334
6/30/92           11,662              11,416           10,653
6/30/93           11,743              11,129           10,973
6/30/94           14,027              12,896           11,246
6/30/95           16,950              15,318           11,588
6/30/96           19,970              17,567           11,907
6/30/97           25,659              22,836           12,181

Past performance is no assurance of future results. At the end of the same period, a $10,000 investment in the fund's class B shares would have been valued at $25,849, with or without a redemption at the end of the period, and a $10,000 investment in the fund's class M shares would have been valued at $26,402 ($25,464 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 6/30/97

                                  Class A         Class B        Class M
------------------------------------------------------------------------------
 Distributions (number)              1               1              1
------------------------------------------------------------------------------
 Income                           $0.208          $0.127         $0.172
------------------------------------------------------------------------------
 Capital gains
------------------------------------------------------------------------------
 Long-term                         0.204           0.204         0.204
------------------------------------------------------------------------------
 Short-term                        0.852           0.852         0.852
------------------------------------------------------------------------------
   Total                          $1.264          $1.183        $1.228
------------------------------------------------------------------------------
 Share value:                  NAV     POP          NAV       NAV     POP
------------------------------------------------------------------------------
 6/30/96                     $15.91   $16.88      $15.64    $15.86  $16.44
------------------------------------------------------------------------------
 6/30/97                      18.96    20.12       18.56     18.85   19.53
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged list of approximately 627 equity securities originating in one of the 14 European countries, with all values expressed in U.S. dollars. This index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of Putnam Europe Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Growth Fund (the "fund") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
August 13, 1997



Portfolio of investments owned
June 30, 1997


COMMON STOCKS (98.3%) *
NUMBER OF SHARES                                                                                       VALUE

Austria (2.0%)
------------------------------------------------------------------------------------------------------------
          169,400  Mayr-Melnhof Karton AG 144A ADS                                            $    2,138,675
           53,526  VA Technolgies AG                                                               9,799,373
                                                                                              --------------
                                                                                                  11,938,048

Denmark (0.7%)
------------------------------------------------------------------------------------------------------------
           63,515  Danisco A/S                                                                     3,885,646

Finland (2.1%)
------------------------------------------------------------------------------------------------------------
          168,574  Oy Nokia AB Class A                                                            12,596,532

France (16.0%)
------------------------------------------------------------------------------------------------------------
           98,543  Compagnie Generale des Eaux                                                    12,629,202
           93,789  Credit Locale de France S.A.                                                    9,130,680
          124,770  Elf Aquitaine S.A.                                                             13,463,395
           20,000  Elf Aquitane S.A. ADR                                                           1,088,750
          147,421  Lafarge Coppee                                                                  9,170,688
          209,226  Michelin Corp. Class B                                                         12,566,736
          164,247  Scor                                                                            6,614,048
          100,874  SGS Thomson Microelectronics                                                    7,966,222
           73,445  SGS-Thomson Microelectronics ADR +                                              5,875,600
          160,495  Total Corp. ADR Class B                                                        16,225,688
                                                                                              --------------
                                                                                                  94,731,009

Germany (10.0%)
------------------------------------------------------------------------------------------------------------
          282,260  Bayer AG ADR                                                                   10,850,052
           15,904  Bayerische Motoren Werke (BMW) AG                                              13,162,875
          481,532  Deutsche Telekom AG                                                            11,599,853
          142,814  Deutsche Telekom AG ADR                                                         3,445,388
          190,110  Dresdner Bank AG                                                                6,575,069
          239,004  Veba (Vereinigte Elektrizitaets Bergwerks) AG                                  13,434,122
                                                                                              --------------
                                                                                                  59,067,359

Ireland (5.0%)
------------------------------------------------------------------------------------------------------------
        1,260,704  Allied Irish Banks PLC                                                          9,672,958
          416,256  Bank of Ireland                                                                 4,564,809
        1,028,172  CRH PLC                                                                        10,762,074
          797,695  Greencore Group PLC                                                             3,921,429
                                                                                              --------------
                                                                                                  28,921,270

Italy (2.5%)
------------------------------------------------------------------------------------------------------------
        2,625,959  Ente Nazionale Idrocarburi SPA ADR                                             14,889,424

Netherlands (12.8%)
------------------------------------------------------------------------------------------------------------
          460,904  ABN AMRO Holding N.V.                                                           8,600,542
           70,577  Akzo-Nobel N.V.                                                                 9,679,419
           56,820  IHC Caland N.V.                                                                 3,108,385
          331,801  Internationale Nederlanden Groep                                               15,309,468
          197,758  K.L.M.-Royal Dutch Airlines                                                     6,099,908
          248,858  Philips Electronics N.V.                                                       17,839,010
           24,281  Unilever N.V.                                                                   5,115,178
          180,339  Vendex International N.V. +                                                     9,883,982
                                                                                              --------------
                                                                                                  75,635,892

Poland (0.2%)
------------------------------------------------------------------------------------------------------------
           94,600  Bank Handlowy 144A +                                                            1,007,915

Portugal (2.1%)
------------------------------------------------------------------------------------------------------------
           42,200  Electricidade de Portugal S.A.                                                    774,906
          283,309  Portugal Telecom S.A.                                                          11,435,443
                                                                                              --------------
                                                                                                  12,210,349

Spain (0.6%)
------------------------------------------------------------------------------------------------------------
           55,000  Mapfre Vida Seguros                                                             3,565,854

Sweden (5.3%)
------------------------------------------------------------------------------------------------------------
          365,176  Astra AB                                                                        6,817,313
           67,479  Electrolux AB                                                                   4,881,478
           87,707  Pharmacia & Upjohn, Inc.                                                        2,967,722
           84,960  Sandvik AB Class B                                                              2,417,673
           39,080  Sandvik Forsakings AB                                                           1,112,084
          429,096  Svenska Cellulosa AB Class B                                                    9,151,007
          103,710  Telefonaktiebolaget LM Ericsson Class B                                         4,094,081
                                                                                              --------------
                                                                                                  31,441,358

Switzerland (13.6%)
------------------------------------------------------------------------------------------------------------
            8,022  ABB AG                                                                         12,135,410
           95,365  Ciba Specialty Chemicals AG +                                                   8,812,564
            1,416  Julius Baer Holdings AG                                                         2,166,308
           10,288  Nestle S.A.                                                                    13,563,343
            8,612  Novartis AG ADR                                                                13,758,921
           10,746  Swiss Reinsurance Co.                                                          15,189,602
           13,102  Union Bank of Switzerland                                                      14,977,302
                                                                                              --------------
                                                                                                  80,603,450

United Kingdom (25.4%)
------------------------------------------------------------------------------------------------------------
        5,024,049  Avis Europe PLC 144A ADR +                                                     11,414,168
        1,586,153  B A T Industries PLC                                                           14,189,963
        1,047,975  British Petroleum Co. PLC                                                      13,020,823
          794,423  Burmah Castrol PLC                                                             13,453,768
        1,926,220  General Electric Co. PLC                                                       11,509,542
          445,777  HSBC Holdings PLC                                                              13,714,969
          206,649  Molins PLC                                                                      1,754,128
          466,400  Norwich Union PLC 144A +                                                        2,476,321
          718,273  Rio Tinto PLC                                                                  12,510,840
        2,203,070  Scottish Power PLC                                                             14,337,148
          854,798  Securicor Group PLC Class A                                                     4,054,769
        1,376,079  Shell Transportation & Trading                                                  9,378,966
          309,282  Smiths Industries PLC                                                           3,961,147
        2,190,593  Tomkins PLC                                                                     9,479,660

        3,058,650  Vodafone Group PLC                                                             14,890,640
                                                                                              --------------
                                                                                                 150,146,852
                                                                                              --------------
                   Total Common Stocks (cost $489,038,387)                                    $  580,640,958

WARRANTS (--%) * (cost $21,771)                                                  EXPIRATION
NUMBER OF WARRANTS                                                               DATE                  VALUE

France (--%)
------------------------------------------------------------------------------------------------------------
           36,340  Compagnie Generale des Eaux                                   5/2/01       $       21,771

SHORT-TERM INVESTMENTS (6.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      $20,000,000   Interest in $750,000,000 joint repurchase agreement
                     dated June 30, 1997 with Goldman, Sachs. Co. due
                     July 1, 1997 with respect to various U.S. Treasury
                     obligations -- maturity value of $20,003,264 for
                     an effective yield of 5.875%                                             $   20,003,264
       20,384,000   Interest in $200,289,000 joint repurchase agreement
                     dated June 30, 1997 with Morgan (J.P.) Sec. Inc., Co.
                     due July 1, 1997 with respect to various U.S. Treasury
                     obligations -- maturity value of $20,387,369 for an
                     effective yield of 5.95%                                                     20,387,369
                                                                                              --------------
                   Total Short-Term (cost $40,390,633)                                        $   40,390,633
------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $529,450,791) ***                                  $  621,053,362
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $590,757,248.

*** The aggregate identified cost on a tax basis is $529,923,730, resulting in gross unrealized appreciation and depreciation of $96,594,585 and $5,464,953, respectively, or net unrealized appreciation of
    $91,129,632.

+   Non-income-producing security.

    144A after the name of a security represents those exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR or ADS, after the name of a foreign holding stands for American Depository Receipts or American
    Depository Shares respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    The fund had the following industry concentrations greater than 10% at June 30, 1997 (as a percentage of net assets) (Unaudited):

                    Insurance and Finance          19.2%
                    Oil and Gas                    13.6
                    Building and Construction      10.6





----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at June 30,1997
(aggregate face value $31,049,374)
                                  Market     Aggregate Face    Delivery      Unrealized
                                   Value          Value          Date       Appreciation
----------------------------------------------------------------------------------------
French Francs                  $ 30,552,265   $ 31,049,374      8/13/97      $ 497,109
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $529,450,791) (Note 1)                                               $ 621,053,362
---------------------------------------------------------------------------------------------------
Cash                                                                                            554
---------------------------------------------------------------------------------------------------
Dividends and other receivables                                                           1,981,045
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    9,491,629
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            9,959,128
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              497,109
---------------------------------------------------------------------------------------------------
Total assets                                                                            642,982,827

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         36,470,976
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               13,155,768
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,024,699
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  162,833
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               10,785
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,171
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      402,327
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               793,632
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      202,388
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        52,225,579
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 590,757,248

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $ 466,455,123
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             11,565,812
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment and
foreign currency transactions (Note 1)                                                   20,658,523
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             92,077,790
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            $ 590,757,248

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($313,491,602 divided by 16,537,477 shares)                                                  $18.96
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.96)*                                      $20.12
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($261,454,161 divided by 14,084,174 shares)**                                                $18.56
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,811,485 divided by 839,024 shares)                                                      $18.85
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.85)*                                      $19.53
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $888,888)                                            $  9,186,322
--------------------------------------------------------------------------------------------------
Interest                                                                                 1,126,026
--------------------------------------------------------------------------------------------------
Total investment income                                                                 10,312,348
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         2,875,190
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,065,620
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          27,591
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             8,457
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      493,139
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,534,194
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       67,386
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     71,992
--------------------------------------------------------------------------------------------------
Registration fees                                                                           88,540
--------------------------------------------------------------------------------------------------
Auditing                                                                                    26,899
--------------------------------------------------------------------------------------------------
Legal                                                                                       11,574
--------------------------------------------------------------------------------------------------
Postage                                                                                    117,942
--------------------------------------------------------------------------------------------------
Other                                                                                       44,472
--------------------------------------------------------------------------------------------------
Total expenses                                                                           6,432,996
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (217,333)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             6,215,663
--------------------------------------------------------------------------------------------------
Net investment income                                                                    4,096,685
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        26,382,334
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Notes 1 and 3)                       8,598,519
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                         282,263
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              62,499,738
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 97,762,854
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $101,859,539
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                  Year ended June 30
                                                                                    ----------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $   4,096,685       $  2,389,202
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                            34,980,853         19,056,693
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             62,782,001          6,789,321
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    101,859,539         28,235,216
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (2,225,968)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,016,631)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (79,263)                --
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                             (11,300,291)        (2,656,313)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (8,451,546)        (1,668,837)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (486,635)           (45,021)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       290,304,737         61,389,284
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            368,603,942         85,254,329

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       222,153,306        136,898,977
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $11,565,812 and
$2,543,011, respectively)                                                             $ 590,757,248       $222,153,306
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended June 30
--------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.91           $13.88           $11.64            $9.84           $10.10
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .24  (c)         .24 (c)          .18              .18              .18
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           4.07             2.19             2.22             1.73             (.14)
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.31             2.43             2.40             1.91              .04
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.20)              --               --             (.11)            (.15)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --             (.11)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.06)            (.40)            (.16)              --             (.04)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.26)            (.40)            (.16)            (.11)            (.30)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.96           $15.91           $13.88           $11.64            $9.84
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           28.49            17.82            20.84            19.45             0.70
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $313,492         $127,980          $90,420          $67,471          $17,552
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.45             1.47             1.38             1.50             1.81
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            1.43             1.59             1.45             1.17             1.38
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              55.45            38.85            44.33            36.73            58.56
--------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0435
--------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is requuired for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Feb. 1, 1994+
operating performance                                                         Year ended June 30                   to June 30
---------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $15.64           $13.75           $11.62           $12.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .13  (c)         .14 (c)          .08              .04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            3.97             2.15             2.21             (.91)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 4.10             2.29             2.29             (.87)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.12)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.06)            (.40)            (.16)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.18)            (.40)            (.16)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $18.56           $15.64           $13.75           $11.62
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            27.51            16.95            19.92            (6.97)*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $261,454          $90,126          $45,733          $21,368
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             2.20             2.23             2.13              .95 *
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              .76              .96              .74              .54 *
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               55.45            38.85            44.33            36.73
---------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0435
---------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is requuired for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Dec. 1, 1994+
operating performance                                                                   Year ended June 30         to June 30
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $15.86           $13.90           $12.35
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .19 (c)          .24 (c)          .09
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    4.03             2.12             1.62
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  4.22             2.36             1.71
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.17)              --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --               --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                        (1.06)            (.40)            (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (1.23)            (.40)            (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $18.85           $15.86           $13.90
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             27.91            17.28            14.06 *
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $15,811           $4,047             $746
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.95             2.02             1.08 *
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              1.10             1.59             1.61 *
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                55.45            38.85            44.33
---------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                                        $.0435
---------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is requuired for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
June 30, 1997

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized gains and losses on foreign currency. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1997, the fund reclassified $8,247,978 to increase undistributed net investment income and $372,156 to increase paid-in-capital, with a decrease to accumulated net realized gain on investments of $8,620,134. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of any excess thereafter. Prior to October 21, 1996 any amount over $1.5 billion was at an annual rate of 0.60%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1997, fund expenses were reduced by $217,333 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,060 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended June 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $403,569 and $18,298 from the sale of class A and class M shares, respectively and $174,565 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $9,200 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended June 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $458,128,291 and $174,724,886, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                           June 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      42,860,100     $736,786,046
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       760,153       12,291,699
------------------------------------------------------------
                                 43,620,253      749,077,745

Shares
repurchased                     (35,128,868)    (606,739,760)
------------------------------------------------------------
Net increase                      8,491,385     $142,337,985
------------------------------------------------------------

                                            Year ended
                                          June 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,600,473     $204,079,424
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       172,016        2,440,951
------------------------------------------------------------
                                 13,772,489      206,520,375

Shares
repurchased                     (12,242,792)    (183,994,466)
------------------------------------------------------------
Net increase                      1,529,697     $ 22,525,909
------------------------------------------------------------

                                           Year ended
                                          June 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      18,005,860     $301,810,768
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       531,337        8,442,924
------------------------------------------------------------
                                 18,537,197      310,253,692

Shares
repurchased                     (10,217,228)    (171,957,060)
------------------------------------------------------------
Net increase                      8,319,969     $138,296,632
------------------------------------------------------------

                                            Year ended
                                           June 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       6,541,696     $ 96,280,375
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       106,373        1,489,076
------------------------------------------------------------
                                  6,648,069       97,769,451

Shares
repurchased                      (4,209,843)     (61,944,580)
------------------------------------------------------------
Net increase                      2,438,226     $ 35,824,871
------------------------------------------------------------

                                            Year ended
                                           June 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,929,111     $ 33,275,091
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        33,373          537,639
------------------------------------------------------------
                                  1,962,484       33,812,730

Shares
repurchased                      (1,378,637)     (24,142,610)
------------------------------------------------------------
Net increase                        583,847     $  9,670,120
------------------------------------------------------------

                                            Year ended
                                           June 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         294,873     $  4,425,967
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,097           43,910
------------------------------------------------------------
                                    297,970        4,469,877

Shares
repurchased                         (96,466)      (1,431,373)
------------------------------------------------------------
Net increase                        201,504     $  3,038,504
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $0.852 per share (or if different, the amount necessary to offset net capital gain earned by the Fund)
(for all classes of shares) as capital gain dividends for its taxable year ended June 30, 1997.

For the period, dividends from foreign countries were $10,075,210 or $0.320 per share (for all share classes). Taxes paid to foreign countries were $888,888 or $0.28 per share (for all classes of shares).

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.

Results of February 6, 1997 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on February 6, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                      Votes
                                  Votes for         withheld

Jameson Adkins Baxter             9,596,723          184,176
Hans H. Estin                     9,599,249          181,650
John A. Hill                      9,599,732          181,167
R.J. Jackson                      9,604,006          176,893
Elizabeth T. Kennan               9,594,900          185,999
Lawrence J. Lasser                9,606,390          174,509
Robert E. Patterson               9,603,613          177,286
Donald S. Perkins                 9,597,309          183,590
William F. Pounds                 9,599,123          181,776
George Putnam                     9,597,640          183,259
George Putnam, III                9,587,536          193,363
Eli Shapiro                       9,559,335          221,564
A.J.C. Smith                      9,599,318          181,581
W. Nicholas Thorndike             9,587,473          193,426

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 9,365,618 votes for, and 85,097 votes against, with 330,184 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification was approved as follows: 8,400,591 votes for, and 670,047 votes against, with 710,261 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows:
8,103,149 votes for, and 850,983 votes against, with 826,767 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 7,832,371 votes for, and 1,161,899 votes against, with 786,629 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities was approved as follows: 7,971,200 votes for, and 1,060,951 votes against, with 748,748 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows: 8,284,139 votes for, and 663,809 votes against, with 832,951 abstentions and broker non-votes.


A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 7,897,108 votes for, and 1,071,826 votes against, with 811,965 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 7,679,517 votes for, and 1,234,143 votes against, with 867,239 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 7,761,743 votes for, and 1,166,945 votes against, with 852,211 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows: 7,631,597 votes for, and 1,275,169 votes against, with 874,133 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows:
7,766,966 votes for, and 1,147,212 votes against, with 866,721 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 8,071,424 votes for, and 914,994 votes against, with 794,481 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 7,982,831 votes for, and 967,077 votes against, with 830,991 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Mark D. Pollard
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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35087-057/234/688                8/97